SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Rule 14a-12
SEI Investments Company
(Name of Registrant as Specified in Its Charter)
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SEI INVESTMENTS COMPANY

Supplement to the
Proxy Statement dated April 5, 2017
for the
Annual Meeting of Shareholders
to be held on May 24, 2017

On or about April 5, 2017, SEI Investments Company, a Pennsylvania business corporation (“SEI,” “the Company,” “we,” “us” or “our”), made available to you proxy materials in connection with its upcoming Annual Meeting of Shareholders to be held on May 24, 2017 (the “Annual Meeting”). These materials included a definitive proxy statement on Schedule 14A containing important information about the items of business to be considered at the Annual Meeting (the “Proxy Statement”) and the related Proxy Card (the “Proxy Card”). This supplement to the Proxy Statement (the “Supplement”) provides updated information for the Proxy Statement, as described below.

This Supplement and Proxy Card are being filed to add a new, fourth proposal (“Proposal 4”) that is soliciting an advisory vote from Company shareholders regarding the frequency of future advisory votes by the Company’s shareholders on the compensation paid to our named executive officers, commonly known as a “Say-on-Pay” vote. This Proposal 4 was unintentionally omitted from the Proxy Statement and Proxy Card when originally filed with the Securities and Exchange Commission (the “SEC”). Other than the addition of this Proposal 4 to the Proxy Statement and the Proxy Card and an updated Notice of the Annual Meeting that adds Proposal 4, no other changes have been made to the Proxy Statement or the Proxy Card and they continue to be in full force and effect as originally filed and continue to seek the vote of Company shareholders for all proposals to be voted on at the Annual Meeting.

In addition to adding Proposal 4, this Supplement updates the Notice of the Annual Meeting of Shareholders to add the new Proposal 4 (the “Amended Notice”). The Annual Meeting is being held at 9:00 a.m., local time, Wednesday, May 24, 2017, at 1 Freedom Valley Drive, Oaks, PA 19456-1100.

*           *           *           *           *           *

This Supplement relates to the new Proposal 4 to be considered by shareholders at the Annual Meeting and does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to shareholders for their vote at the Annual Meeting. Additional information is contained in the Proxy Statement, which was previously mailed to you. Except as amended or superseded by this Supplement, all information set forth in the Proxy Statement remains unchanged and important for you to review.

This Supplement relates to the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting. On April 24, 2017, we sent this Supplement, the Amended Notice of Annual Meeting attached hereto as Appendix A and the enclosed new proxy card to all shareholders entitled to vote at the Annual Meeting.

PROPOSALS TO BE VOTED UPON BY SHAREHOLDERS

Information contained in this Supplement relates to Proposal 4 that will be presented to shareholders at the Annual Meeting. Information regarding Proposals 1, 2 and 3 that will be presented to shareholders at the Annual Meeting can be found in the Proxy Statement as originally filed with the SEC on April 5, 2017, and which was previously mailed to you.

Quorum and Required Votes

A majority of the shares of our common stock, par value $.01 per share (“Shares”), entitled to vote at the Annual Meeting that are present at the Annual Meeting, either in person or by proxy, will constitute a quorum for all purposes of the Annual Meeting, including Proposal 4. If Shares are voted on any matter submitted to a vote at the Annual Meeting, under Pennsylvania law the Shares will be considered present for all purposes of the meeting and will therefore be counted for purposes of calculating whether a quorum is present at the Annual Meeting.

Under Pennsylvania law and the Company’s Articles of Incorporation and Bylaws, if a quorum is present at the meeting, then, with respect to Proposal 4, shareholders will be considered to have approved the frequency-every 1 year, every 2 years or every 3 years-receiving the greatest number of votes cast. Abstentions and broker non-votes on Proposal 4 will not be included in the total of votes cast on that proposal and will not affect the outcome of the vote on that proposal. The vote on Proposal 4 is advisory and is not binding on the Company or the Board. However, our Board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote for one frequency over the other options, we will consider our shareholders’ views.

Revocation of Proxies/Voting of Shares

If you have previously submitted voting instructions with respect to Proposals 1, 2 and/or 3, (i) submitting the enclosed proxy card with voting instructions that differ will serve to revoke those prior voting instructions in favor of the more recent instructions, (ii) submitting the enclosed proxy card with no voting instructions with respect to Proposals 1, 2 and 3 will result in the shares being voted on those matters as provided in the paragraph directly below and (iii) submitting the enclosed proxy card with voting instructions consistent with prior instructions received will have no impact on those prior instructions.

For shareholders of record, all shares represented by the proxies mailed to shareholders will be voted at the Annual Meeting in accordance with instructions given by the stockholders. Where proxies are returned without instructions, the shares will be voted FOR the election to our Board of Directors of the nominees listed in the Proxy Statement; FOR management’s proposal to approve the compensation of the named executive officers; FOR the ratification of the appointment of KPMG LLP as independent registered public accountants to examine our consolidated financial statements for 2017; and FOR a frequency of “every 1 year” for future advisory shareholder votes on the compensation paid to our named executive officers (except that shares will not be voted where the last proxy card received by the Company from any shareholder of record does not include Proposal 4). If any other matters are properly presented for action at the meeting, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

*           *           *           *           *           *
(Proposal No. 4) Advisory Vote Regarding the Frequency of Future Advisory Shareholder Votes on the Compensation Paid to our Named Executive Officers
At least once every six years, we are required to provide our shareholders an advisory vote on the frequency with which our shareholders shall have the advisory vote on named executive officer compensation provided for in Proposal 3 in the Proxy Statement. The last time the shareholders voted on frequency was in 2011, and thus we are providing shareholders the opportunity to again vote on frequency this year.
Specifically, we are asking whether the advisory vote on named executive officer compensation should occur every 1 year, every 2 years, or every 3 years. We currently submit advisory votes on named executive officer compensation to shareholders every year, and we continue to believe that, of the three choices, submitting such votes every year remains preferable. Thus, we ask that you support a frequency period of “every 1 year” for future advisory shareholder votes on the compensation of our named executive officers. Shareholders are being asked to vote on the following resolution:
“Resolved, that the holders of Shares of the Company determine, on an advisory basis, that the frequency with which the shareholders of the Company shall have an advisory vote on the compensation of the Company’s named executive officers set forth in the Company’s proxy statement is:
Choice 1-every 1 year;
Choice 2-every 2 years;
Choice 3-every 3 years; or
Choice 4-abstain from voting.”
The Company believes that continuing the annual shareholder vote will enhance shareholder communication by providing a clear, simple means for the Company to obtain information on investor sentiment about our executive compensation philosophy, and will be the most effective timeframe to engage with shareholders to understand and respond to the vote results.

Required Vote and Board Recommendation
As with your vote on Proposal 3 in the Proxy Statement, your vote on this Proposal 4 is advisory, and therefore not binding upon the Company, the Board of Directors or the Compensation Committee. Our Board of Directors and our Compensation Committee value the opinions of our shareholders. To the extent there is any significant vote for one frequency over the other options, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. The Board unanimously recommends a vote for a frequency of “EVERY 1 YEAR” for future advisory shareholder votes on compensation of our named executive officers.

Appendix A

SEI INVESTMENTS COMPANY

UPDATED NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Updated Notice of Annual Meeting of Shareholders to be held May 24, 2017

The Annual Meeting of Shareholders of SEI Investments Company, a Pennsylvania business corporation, will be held at 9:00 a.m., local time, Wednesday, May 24, 2017, at 1 Freedom Valley Drive, Oaks, PA 19456-1100, for the following purposes:

1.	To elect two directors with a term expiring at our 2020 Annual Meeting of Shareholders;

2.	To approve on an advisory basis the compensation of the named executive officers;

3.	To ratify the appointment of KPMG LLP as independent registered public accountants to examine SEI’s consolidated financial statements for 2017;

4.	To vote on an advisory basis on the frequency of future advisory shareholder votes on the compensation paid to our named executive officers; and

5.	To transact such other business as may properly come before our 2017 Annual Meeting of Shareholders or any adjournments thereof.
Only shareholders of record at the close of business on March 24, 2017 will be entitled to receive notice of, and to vote at, our 2017 Annual Meeting of Shareholders and any adjournments thereof.
We mailed a supplement to our proxy statement, dated April 24, 2017 (the “Supplement”), which included a paper copy of this updated notice of the Annual Meeting and a revised proxy card (collectively, the “Supplemental Proxy Materials”) in order to provide for stockholders to vote at the Annual Meeting on Proposal 4 that relates to an advisory vote on the frequency of future advisory shareholder votes on the compensation paid to our named executive officers.
The Supplement contains additional information related to the new Proposal 4 to be considered by stockholders at the Annual Meeting. However, the Supplement does not include all of the information provided in connection with the Annual Meeting. Accordingly, we urge you to read the Supplement carefully and in its entirety together with the Proxy Statement, which was previously mailed to shareholders and originally filed with the SEC on April 5, 2017.

By order of the Board of Directors,
William M. Doran, Secretary
April 24, 2017

Your vote is important. Accordingly, you are asked to complete, sign and return the accompanying proxy card in the envelope provided, which requires no postage if mailed in the United States. Most shareholders also have a choice of voting over the Internet or by telephone. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available.

Request Electronic Delivery of Annual Meeting Documents.
Shareholders may elect to receive future distribution of proxy documents and annual reports by electronic access. To take advantage of this cost-saving service, please see page 19 of the Proxy Statement for further information.

SEI Investments Company Oaks, PA 19456-1100

SEI Investments Company

Oaks, PA 19456-1100

610-676-1000

seic.com

SEI INVESTMENTS COMPANY
1 Freedom Valley Drive
P.O. BOX 1099
Oaks, PA 19456-1100

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by SEI Investment Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	For	Against	Abstain
1a. Sarah W. Blumenstein	☐	☐	☐
1b. Kathryn M. McCarthy	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of named executive officers.	☐	☐	☐
3. To ratify the appointment of KPMG LLP as independent registered public accountants for fiscal year 2017.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 year	2 years	3 years	Abstain
4. Advisory vote on frequency of future advisory votes on the compensation of named executive officers.	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000335081_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

SEI INVESTMENTS COMPANY

This proxy is solicited on behalf of our Board of Directors.

The undersigned shareholder of SEI Investments Company (the "Company") hereby appoints N. Jeffrey Klauder and Ruth A. Montgomery , the proxy or proxies of the undersigned, and hereby authorizes either of them to represent and to vote as designated on the reverse, all shares of Common Stock of the Company held of record by the undersigned at the close of business on March 24, 2017, at the Annual Meeting of Shareholders to be held on May 24, 2017, and at any adjournments thereof. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Address change/comments:

____

____

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000335081_2 R1.0.1.15